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Securities Exchange Act of 1934

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   TRANSAMERICA SERIES TRUST

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TRANSAMERICA FUNDS

Transamerica International Focus

TRANSAMERICA SERIES TRUST

Transamerica International Focus VP

1801 California Street, Suite 5200

Denver, CO 80202

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to the funds listed above (each, a “Fund” and together, the “Funds”). Transamerica International Focus is a series of Transamerica Funds and Transamerica International Focus VP is a series of Transamerica Series Trust (Transamerica Funds and Transamerica Series Trust, each, a “Trust” and together, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for review: Joint Information Statement

The full Joint Information Statement details a recent sub-adviser change relating to the Funds. Specifically, the Boards of Trustees of the Trusts (together, the “Board”) approved interim sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Sands Capital Management, LLC (“Sands Capital”) with respect to each Fund (the “Interim Sub-Advisory Agreements”). Sands Capital began serving as interim sub-adviser to the Funds at the close of business on October 25, 2024 pursuant to the Interim Sub-Advisory Agreements with a duration of no greater than 150 days. On December 12, 2024, the Board approved Sands Capital to continue as sub-adviser to each Fund pursuant to new sub-advisory agreements between TAM and Sands Capital with respect to each Fund.

In connection with the change to Sands Capital as interim sub-adviser, as discussed in the supplements to each Fund’s prospectuses, summary prospectuses and statements of additional information, as applicable, the following changes were effective as of the close of business on October 25, 2024: (i) each Fund’s principal investment strategies and principal risks were revised; and (ii) each Fund reduced its management and sub-advisory fee schedules. TAM continues to serve as each Fund’s investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining shareholder approval. The Order instead requires that an information statement be sent to investors. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least June 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf-tst-epoch-to-sands-info-stmt.pdf .

A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting Transamerica Funds at 1-888-233-4339 or Transamerica Series Trust at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.

TRANSAMERICA FUNDS

Transamerica International Focus

TRANSAMERICA SERIES TRUST

Transamerica International Focus VP

1801 California Street, Suite 5200

Denver, CO 80202

December 23, 2024

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for the funds listed above (each, a “Fund” and together, the “Funds”). Transamerica International Focus is a series of Transamerica Funds and Transamerica International Focus VP is a series of Transamerica Series Trust. No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

On October 25, 2024, the Boards of Trustees of Transamerica Funds and Transamerica Series Trust (together, the “Board”) unanimously approved Sands Capital Management, LLC (“Sands Capital”) as the interim sub-adviser to the Funds, replacing Epoch Investment Partners, Inc. (“Epoch”) as the sub-adviser to the Funds effective as of the close of business on October 25, 2024.

On December 12, 2024, the Board unanimously approved Sands Capital to continue as the sub-adviser to the Funds pursuant to new investment sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Sands Capital effective as of December 12, 2024. TAM will continue to serve as each Fund’s investment manager.

In connection with the change to Sands Capital as interim sub-adviser: (i) each Fund’s principal investment strategies and principal risks were revised; and (ii) each Fund’s management and sub-advisory fee schedules were reduced. These changes, which became effective when Sands Capital became the interim sub-adviser, are discussed in the enclosed Joint Information Statement and the supplements to each Fund’s prospectuses, summary prospectuses and statements of additional information, as applicable, dated October 25, 2024.

If you have any questions, please call the following numbers between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica International Focus or 1-800-851-9777 for Transamerica International Focus VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica International Focus

TRANSAMERICA SERIES TRUST

Transamerica International Focus VP

December 23, 2024

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (each, a “Trust” and together, the “Trusts”) to the shareholders of the funds listed above (each, a “Fund” and together, the “Funds”). Each Trust is organized as a Delaware statutory trust.

This Joint Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds.

Shares of Transamerica International Focus VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies and to certain asset allocation funds. The contract holders and policy owners who are owners of the separate accounts are not direct shareholders of the Fund. However, for ease of reference, shareholders of Transamerica International Focus and contract and policy owners invested in insurance company separate accounts that are in turn invested in Transamerica International Focus VP are collectively referred to in this Joint Information Statement as “shareholders.”

Sands Capital Management, LLC (“Sands Capital”) began serving as interim sub-adviser to the Funds as of the close of business on October 25, 2024 pursuant to interim sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager, and Sands Capital (the “Interim Sub-Advisory Agreements”). The Interim Sub-Advisory Agreements had a duration of no greater than 150 days. On December 12, 2024, the Board approved new sub-advisory agreements between TAM and Sands Capital that became effective as of December 12, 2024, retaining Sands Capital as the continuing sub-adviser to the Funds (the “New Sub-Advisory Agreements”). Pursuant to their terms, the Interim Sub-Advisory Agreements terminated on the effective date of the New Sub-Advisory Agreements.

Copies of the New Sub-Advisory Agreements are attached hereto as Exhibit A.

Epoch Investment Partners, Inc. (“Epoch”) served as the sub-adviser to the Funds until the close of business on October 25, 2024 pursuant to investment sub-advisory agreements between TAM and Epoch (the “Prior Sub-Advisory Agreements”). Epoch is an indirect wholly-owned subsidiary of The Toronto-Dominion Bank. TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”), affiliates of Epoch, resolved charges with U.S. federal authorities and regulators related to anti-money laundering program failures on October 10, 2024. Epoch advised TAM that the conduct underlying the charges does not involve Epoch, any Epoch employee or any of Epoch’s investment advisory businesses. Because of its affiliation with TD Bank, however, Epoch needs an exemption from the Securities and Exchange Commission (“SEC”) to continue to serve as adviser or sub-adviser to any registered investment company and TAM understands Epoch is seeking such an exemption.

Effective as of the close of business on October 25, 2024, based upon the recommendation of TAM, the Board approved the termination of the Prior Sub-Advisory Agreements with Epoch and approved the Interim Sub-Advisory Agreements with Sands Capital as the interim sub-adviser. Effective as of December 12, 2024, based upon the recommendation of TAM, the Board approved the New Sub-Advisory Agreements with Sands Capital as the continuing sub-adviser.

A discussion comparing the New Sub-Advisory Agreements to the Prior Sub-Advisory Agreements is included in this Joint Information Statement in the section “Comparison of Sub-Advisory Agreements”.

In connection with the change to Sands Capital as interim sub-adviser, as discussed in the supplements to each Fund’s prospectuses, summary prospectuses and statements of additional information, as applicable, the following changes were effective as of the close of business on October 25, 2024: (i) each Fund’s principal investment strategies and principal risks were revised; and (ii) each Fund reduced its management and sub-advisory fee schedules. TAM continues to serve as each Fund’s investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to the Funds’ shareholders as of November 25, 2024 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the SEC on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) without obtaining investor approval, subject to certain conditions, which include the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (the “Independent Board Members”). Pursuant to the Order, the Funds are required to provide certain information about a new sub-advisory agreement to their shareholders.

A notice of internet availability of the Joint Information Statement (“Notice”) is being mailed on or about December 23, 2024. The Funds will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice to their respective shareholders.

The annual report for each Fund is sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica International Focus is October 31. The fiscal year end of Transamerica International Focus VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica International Focus and 1-800-851-9777 for Transamerica International Focus VP, writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202 or on the Transamerica website for Transamerica International Focus at https://www.transamerica.com/investments/mutual-fund-prospectus or for Transamerica International Focus VP at https://www.transamerica.com/annuities/prospectus. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s internet site at https://www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone numbers set forth above if in the future you do not want the mailing of fund documents to be combined with those of other members of your household, or if you have received multiple copies of fund documents and want future mailings to be combined with those of other members of your household.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Transamerica website until at least June 23, 2025 at https://www.transamerica.com/sites/default/files/files/e070d/tf-tst-epoch-to-sands-info-stmt.pdf.

A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica International Focus and 1-800-851-9777 for Transamerica International Focus VP.

TRANSAMERICA FUNDS

Transamerica International Focus

TRANSAMERICA SERIES TRUST

Transamerica International Focus VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds regarding a new sub-adviser to the Funds. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreements between TAM and Sands Capital with respect to the Funds.

The Trusts and TAM have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements without shareholder approval, subject to certain conditions, including the approval of the Board and a majority of the Independent Board Members, when hiring an unaffiliated sub-adviser. Pursuant to the Order, the Funds have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders as of the Record Date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of Sands Capital as the interim or continuing sub-adviser to the Funds, or the New Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the replacement of each Fund’s prior sub-adviser with Sands Capital and has entered into the New Sub-Advisory Agreements with respect to each Fund. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to each Fund’s investment style and process.

Q.	Why was Sands Capital appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of Sands Capital as the continuing sub-adviser to the Funds. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Sands Capital’s experience managing the proposed investment strategies for the Funds and potential to provide the Funds with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes Sands Capital and the terms of the New Sub-Advisory Agreements.

At a meeting of the Board held on October 25, 2024, the Board approved, at TAM’s recommendation, each new Interim Sub-Advisory Agreement effective as of the close of business on October 25, 2024. At a meeting held on December 11-12, 2024, the Board approved each New Sub-Advisory Agreement between TAM and Sands Capital, retaining Sands Capital as the continuing sub-adviser to the Funds effective as of December 12, 2024. The Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements are substantially identical except for the term provisions. Pursuant to their terms, the Interim Sub-advisory Agreements terminate on the effective date of the New Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 12-13, 2024. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon N.V., a Netherlands corporation) and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change as a result of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of Sands Capital. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Sands Capital or any other person controlling, controlled by or under common control with Sands Capital. None of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Sands Capital or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Epoch, or its affiliated predecessor entities Greystone Managed Investments, Inc (“Greystone”) and TDAM USA Inc., served as sub-adviser to the Funds under the Prior Sub-Advisory Agreements. Epoch is located at 1 Vanderbilt Avenue, 23rd Floor, New York, NY 10017. Epoch provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements.

The Prior Sub-Advisory Agreements were dated November 1, 2018. Effective November 1, 2018, The Toronto-Dominion Bank (“TD”) purchased 100% of the ownership of Greystone Capital Management Inc. (“GCMI”), parent company to Greystone, resulting in a change of control of Greystone, and the Prior Sub-Advisory Agreements were entered into between TAM and Greystone upon the Board’s approval. Subsequently, effective September 30, 2019, Greystone transferred the Prior Sub-Advisory Agreements to TDAM USA, Inc., an affiliate through common ownership by TD. Most recently, effective December 31, 2021, TDAM transferred the Prior Sub-Advisory Agreements to Epoch.

As sub-adviser to the Funds, Epoch was responsible for sub-advising the assets of each Fund in a manner consistent with the terms of each Prior Sub-Advisory Agreement and the investment objective, strategies and policies of each Fund. The Prior Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, at a meeting held on June 12-13, 2024.

Greystone, the prior named affiliated sub-adviser of Epoch, was initially approved as sub-adviser to the Funds by the Board, including a majority of the Independent Board Members, on December 6, 2017.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Sands Capital under the New Sub-Advisory Agreements and the sub-advisory fees paid by TAM to Epoch under the Prior Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the change in sub-adviser from Epoch to Sands Capital and the Interim Sub-Advisory Agreements and New Sub-Advisory Agreements were approved by the Board at meetings held on October 25, 2024 and December 11-12, 2024, respectively. The Interim Sub-Advisory Agreements became effective at the close of business on October 25, 2024, at which time, Sands Capital began serving as the interim sub-adviser for each Fund. The New Sub-Advisory Agreements became effective as of December 12, 2024 pursuant to which Sands Capital serves as the continuing sub-adviser to the Funds. The Interim Sub-Advisory Agreements had a duration of no greater than 150 days. Pursuant to its terms, the Interim Sub-Advisory Agreements terminated on the effective date of the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each New Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements are similar, except as noted below. The sub-advisory fee rates payable by TAM to Sands Capital under the New Sub-Advisory Agreements is lower than the sub-advisory fee rates paid by TAM to Epoch under the Prior Sub-Advisory Agreements. The management fees payable by the Funds to TAM are also lower in connection with the change in sub-adviser. The assets of Transamerica International Focus and Transamerica International Focus VP (sub-advised by Sands Capital), as well as Transamerica International Growth CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust (when sub-advised by Sands Capital), continue to be aggregated for purposes of computing breakpoints in the sub-advisory fee schedules with Sands Capital as they were under the Prior Sub-Advisory Agreements. TAM continues to believe that this aggregation of assets is appropriate because Sands Capital may achieve economies of scale in sub-advising these assets with the same portfolio management team, principal investment strategies and investment process. Descriptions of the new management fee schedules and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of each New Sub-Advisory Agreement, subject to the supervision of the Board and TAM, Sands Capital shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to Sands Capital by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current prospectuses and statements of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by written notice to Sands Capital. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement provides that Sands Capital will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Sands Capital, or to any other funds or accounts that are clients of Sands Capital or its affiliates. Each New Sub-Advisory Agreement also provides that Sands Capital may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Sands Capital has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which Sands Capital and its affiliates have with respect to their clients. The Board may adopt policies and procedures that modify and restrict Sands Capital’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement provides that unless TAM advises Sands Capital in writing that the right to vote proxies has been expressly reserved to TAM or otherwise delegated to another party, Sands Capital shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s Allocated Assets managed by Sands Capital, in accordance with Sands Capital’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement requires that Sands Capital, at its expense, supply the Board, the officers of the Trusts and TAM with all information and reports reasonably required by them and reasonably available to Sands Capital relating to the services provided pursuant to each New Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to a Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of the outstanding voting securities upon giving written notice to Sands Capital; (ii) may be terminated by TAM upon written notice to Sands Capital, without the payment of any penalty; (iii) may be terminated by Sands Capital upon 90 days’ advance written notice to TAM; and (iv) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by Sands Capital and shall not be assignable by TAM or Sands Capital without the consent of the other party. The Prior Sub-Advisory Agreements contained similar provisions except that if terminating by the Board or by the shareholder written notice was not required, it may be terminated by TAM upon 30 days’ written notice to Sands Capital, without the payment of any penalty, and it may be terminated by Sands Capital upon 60 days’ advance written notice to TAM.

Each New Sub-Advisory Agreement states that Sands Capital shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss in connection with the performance of Sands Capital’s duties, provided that Sands Capital is not protected against any liability to TAM or the Funds to which Sands Capital would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement requires Sands Capital to make certain representations and covenants, including concerning Sands Capital’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Sands Capital is managing each Fund, and Sands Capital’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement provides that Sands Capital, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreements or otherwise authorized in writing, shall have no authority to act for or represent the Funds or TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained similar provisions.

Each New Sub-Advisory Agreement requires Sands Capital to provide each Trust with information and advice regarding the assets allocated to Sands Capital to assist the Trust in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Trust’s liquidity classification agent is reasonable and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Trust’s derivatives risk management program. The Prior Sub-Advisory Agreements did not contain such provisions.

Each New Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Furthermore, each New Sub-Advisory Agreement further provides that any legal suit, action or proceeding related to, arising out of or concerning the New Sub-Advisory Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court. The Prior Sub-Advisory Agreements contained the same provisions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each New Sub-Advisory Agreement. The summary of each New Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of each agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change to Sands Capital as interim sub-adviser, effective October 25, 2024, the management fee schedule payable by each Fund to TAM was reduced. Under the Management Agreements, each Fund currently pays TAM on an annual basis a management fee based on its average daily net assets.

The following chart compares the former management fee schedule under the Management Agreements by which each Fund paid TAM a management fee calculated daily and paid monthly, for its services with respect to the Fund’s average daily net assets on an annual basis and the new management fee schedule:

Former Management Fee Schedule (prior to October 25, 2024)
First $500 million	0.77%
Over $500 million up to $1 billion	0.76%
Over $1 billion up to $2 billion	0.71%
Over $2 billion up to $3 billion	0.695%
In excess of $3 billion	0.68%

New Management Fee Schedule (effective October 25, 2024)
First $500 million	0.75%
Over $500 million up to $1 billion	0.74%
Over $1 billion up to $2 billion	0.69%
Over $2 billion up to $3 billion	0.675%
In excess of $3 billion	0.66%

As of November 25, 2024, the net assets of Transamerica International Focus were $523,491,304.75 and the net assets of Transamerica International Focus VP were $334,281,591.29.

For Transamerica International Focus, contractual arrangements have been made with TAM through March 1, 2026 to waive fees and/or reimburse fund expenses with respect to the Fund to the extent that total annual fund operating expenses exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.97% for Class I shares, 0.87% for Class I2 shares and 0.87% for Class R6 shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business.

For Transamerica International Focus VP, contractual arrangements have been made with TAM through May 1, 2026 to waive fees and/or reimburse fund expenses with respect to the Fund to the extent that total annual fund operating expenses exceed 0.88% for Initial Class shares and 1.13% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business.

These arrangements cannot be terminated prior to March 1, 2026 for Transamerica International Focus, and May 1, 2026 for Transamerica International Focus VP, without the Board’s consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Transamerica International Focus

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2024 under the former management fee schedule to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from November 1, 2023 through October 31, 2024

Actual	Actual	Hypothetical	Hypothetical	Percent Difference (After Waivers/Expense Reimbursements and Recapture)
Under Former Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)
$4,278,338	$4,275,908	$4,170,945	$4,170,945	-2.45%

Transamerica International Focus VP

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2023 under the former management fee schedule to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from January 1, 2023 through December 31, 2023

Actual	Actual	Hypothetical	Hypothetical	Percent Difference (After Waivers/Expense Reimbursements and Recapture)
Under Former Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements and Recapture)
$2,793,724	$2,793,724	$2,721,160	$2,721,160	-2.60%

SUB-ADVISORY FEES

In connection with the change in sub-adviser, effective October 25, 2024, the sub-advisory fees payable by TAM were reduced. Under each New Sub-Advisory Agreement, TAM (not the Funds) has agreed to pay Sands Capital a sub-advisory fee, calculated daily and paid monthly, for its services with respect to each Fund’s average daily net assets on an annual basis.

The following chart compares the former sub-advisory fee schedule and the new sub-advisory fee schedule:

Former Sub-Advisory Fee Schedule (prior to October 25, 2024)
First $1 billion	0.27%
Over $1 billion up to $2 billion	0.25%
In excess of $2 billion	0.24%

New Sub-Advisory Fee Schedule (effective October 25, 2024)
First $1 billion	0.25%
Over $1 billion up to $2 billion	0.23%
In excess of $2 billion	0.22%

The Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements provide for the aggregation of assets of the Funds and, when sub-advised by the same sub-adviser as the Funds, Transamerica International Growth CIT, a series of Great Grey (formerly, Wilmington Trust) Collective Investment Trust.

Transamerica International Focus

The following chart compares the actual sub-advisory fees paid by TAM to Epoch (with and without regard to any waivers/expense reimbursements) for the fiscal year ended October 31, 2024 under the Prior Sub-Advisory Agreement to a hypothetical example of sub-advisory fees that would have been paid by TAM to Sands Capital (with and without regard to any waivers/expense reimbursements) for the same period under the New Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Epoch from November 1, 2023 through October 31, 2024 under Prior Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)*	Actual Sub-Advisory Fees Payable by TAM to Epoch from November 1, 2023 through October 31, 2024 under Prior Sub- Advisory Agreement (with Waivers and/or Expense Reimbursements)*	Hypothetical Sub- Advisory Fees Payable by TAM to Sands Capital from November 1, 2023 through October 31, 2024 under New Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to Sands Capital from November 1, 2023 through October 31, 2024 under New Sub-Advisory Agreement (with Waivers and/or Expense Reimbursements)	Percent Difference (with Waivers and/or Expense Reimbursements)
$1,478,569	$1,478,569	$1,390,420	$1,390,420	-5.96%

Transamerica International Focus VP

The following chart compares the actual sub-advisory fees paid by TAM to Epoch (with and without regard to any waivers/expense reimbursements) for the fiscal year ended December 31, 2023 under the Prior Sub-Advisory Agreement to a hypothetical example of sub-advisory fees that would have been paid by TAM to Sands Capital (with and without regard to any waivers/expense reimbursements) for the same period under the New Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Epoch from January 1, 2023 through December 31, 2023 under Prior Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)*	Actual Sub-Advisory Fees Payable by TAM to Epoch from January 1, 2023 through December 31, 2023 under Prior Sub- Advisory Agreement (with Waivers and/or Expense Reimbursements)*	Hypothetical Sub- Advisory Fees Payable by TAM to Sands Capital from January 1, 2023 through December 31, 2023 under New Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to Sands Capital from January 1, 2023 through December 31, 2023 under New Sub-Advisory Agreement (with Waivers and/or Expense Reimbursements)	Percent Difference (with Waivers and/or Expense Reimbursements)
$963,670	$963,670	$893,308	$893,308	-7.30%

*

Epoch was terminated as sub-adviser to the Funds as of the close of business on October 25, 2024. Epoch is an indirect wholly-owned subsidiary of The Toronto-Dominion Bank. TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”), affiliates of Epoch, have resolved charges with U.S. federal authorities and regulators related to anti-money laundering program failures on October 10, 2024. Because of its affiliation with TD Bank, Epoch needs an exemption from the SEC to continue to serve as adviser or sub-adviser to any registered investment company, and TAM understands Epoch is seeking such an exemption. TAM is holding sub-advisory fees otherwise payable to Epoch for the period October 10, 2024 through October 25, 2024 in escrow until any exemption is granted.

INFORMATION REGARDING THE SUB-ADVISER

Sands Capital is an independent investment management firm registered with the SEC as investment adviser under the Investment Advisers Act of 1940 since 2005. As of October 31, 2024, Sands Capital had approximately $44.4 billion in discretionary assets under management in the firm’s public equity strategies.

The following portfolio managers will be responsible for the day-to-day management of the Funds:

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Danielle J. Menichella, CFA	Sands Capital Management, LLC	Portfolio Manager of the Funds since 2024; Senior Research Analyst and Portfolio Manager on the Global Shariah and International Growth strategies; Joined Sands Capital Management, LLC in 2013

Michael F. Raab, CFA	Sands Capital Management, LLC	Portfolio Manager of the Funds since 2024; Executive Managing Director, Director of Research, Senior Research Analyst and Portfolio Manager on the Global Leaders strategy; Joined Sands Capital Management, LLC in 2007

Sunil H. Thakor, CFA	Sands Capital Management, LLC	Portfolio Manager of the Funds since 2024; Research Analyst and Senior Portfolio Manager on the Global Focus, Global Leaders, Global Shariah and International Growth strategies; Joined Sands Capital Management, LLC in 2006

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Sands Capital as of October 31, 2024. The business address of each individual as it relates to that person’s position with Sands Capital is 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Name	Position with Sands Capital
Frank M. Sands	Chief Investment Officer and Chief Executive Officer

Thomas P. Williams	President

Alexandra R. Fulk	Chief Compliance Officer and Senior Counsel

Jonathan P. Goodman	General Counsel and Secretary

Dana M. McNamara	Executive Managing Director and Chief Administrative Officer

David E. Levanson	Executive Managing Director, Senior Portfolio Manager and Research Analyst

Stephen F. Nimmo	Executive Managing Director, Business Development and Client Relations

Brian A. Christiansen	Executive Managing Director, Senior Portfolio Manager and Research Analyst

Ian W. Ratcliffe	Executive Managing Director and Executive Managing Partner

Andrew P. Giordano	Executive Managing Director, Business Development and Client Relations

Michael F. Raab	Executive Managing Director, Director of Research, Portfolio Manager and Senior Research Analyst

Management Activities. Sands Capital acts as adviser for the following registered investment company, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to the Funds:

Comparable fund for which Sands Capital serves as Adviser	Assets Managed by Sands Capital (as of October 31, 2024)	Advisory Fee Paid to Sands Capital (as a % of average daily net assets)
International Leaders Developed Strategy*	$1 million	N/A

*	Sands Capital proprietary account seeded with internal capital; no fees are paid. The underlying holdings and weights of the internal account align with the Funds.

EVALUATION BY THE BOARD

At a meeting held on October 25, 2024, the Board considered the termination of Epoch as sub-adviser to the Funds and the approval of proposed interim sub-advisory agreements between TAM and Sands Capital with respect to the Funds (for purposes of this section, each a “Sands Interim Sub-Advisory Agreement,” and collectively the “Sands Interim Sub-Advisory Agreements”), as well as the approval of revised management and sub-advisory fee schedules for each Fund, all which took effect at the close of business on October 25, 2024. The Board Members, including the Independent Board Members, unanimously approved the Sands Interim Sub-Advisory Agreements and Sands Capital began sub-advising the Funds on October 25, 2024, pursuant to the Sands Interim Sub-Advisory Agreement for a duration of no greater than 150 days.

At a meeting held on December 11-12, 2024, the Board considered the approval of proposed continuing sub-advisory agreements between TAM and Sands Capital with respect to the Funds (for purposes of this section, each a “Sands Continuing Sub-Advisory Agreement,” collectively, the Sands Continuing Sub-Advisory Agreements” and together with the Sands Interim Sub-Advisory Agreements, the “Sands Sub-Advisory Agreements”), which took effect at the close of business on December 12, 2024 and superseded the corresponding Sands Interim Sub-Advisory Agreements. The Board, including the Independent Board Members, unanimously approved the Sands Continuing Sub-Advisory Agreements for an initial two-year period. The Sands Interim Sub-Advisory Agreements and the Sands Continuing Sub-Advisory Agreements are substantially identical except for the term provisions.

Following its review and consideration, the Board determined that the terms of the Sands Sub-Advisory Agreements were reasonable and that approval of each Sands Sub-Advisory Agreement was in the best interests of each Fund and its respective shareholders. Prior to reaching their decision with respect to each Sands Sub-Advisory Agreement, the Board Members requested and received from TAM and Sands Capital certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Sands Sub-Advisory Agreements. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. At the December 2024 meeting, the Board received information regarding TAM’s assessment of the sub-advisory services provided by Sands Capital between October 25, 2024 and the date of the meeting. The Board members noted that, consistent with Rule 15a-4, the compensation to be received by Sands Capital under the Sands Interim Sub-Advisory Agreements is no greater than the compensation that Epoch would have received under the Prior Sub-Advisory Agreements.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Sands Capital present and were represented throughout the process by their independent legal counsel. In considering whether to approve the Sands Sub-Advisory Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Sands Capital under the Sands Sub-Advisory Agreements, the Board Members considered information provided by TAM and Sands Capital regarding the operations, facilities, organization and personnel of Sands Capital, the anticipated ability of Sands Capital to perform its duties under the Sands Sub-Advisory Agreements and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered: (i) that Sands Capital is an experienced asset management firm; (ii) TAM’s recommendation that Sands Capital be appointed as sub-adviser to each Fund; and (iii) TAM’s belief that Sands Capital has the capabilities, resources and personnel necessary to provide sub-advisory services to each Fund based on TAM’s assessment of Sands Capital’s organization, investment personnel and experience. The Board Members also considered Sands Capital’s proposed responsibilities and experience with each Fund’s proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the Sands Sub-Advisory Agreements nor the approval of the new management and sub-advisory fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their respective shareholders, including compliance services. Based on these and other considerations, the Board Members determined that Sands Capital can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that Sands Capital’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered Sands Capital’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of each Fund for the past 1-, 3- and 5- year periods and the period since the inception of the Funds’ new proposed strategy, each ended September 30, 2024, as compared to: (i) the historical performance of the proposed strategy for the Funds; (ii) the benchmark that TAM utilizes to measure performance of the Funds (“performance benchmark”); and (iii) the Funds’ current and proposed Morningstar peer group medians. The Board Members noted that the proposed strategy outperformed both Funds, the performance benchmark and the Funds’ current and proposed Morningstar peer group medians over the past 1- and 5-year periods and over the period since the proposed strategy’s inception. The Board Members noted that the proposed strategy underperformed each Fund, the performance benchmark and the Funds’ Morningstar peer group medians over the past 3-year period.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Sands Capital, the Board concluded that Sands Capital is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and shareholder needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the new management and sub-advisory fee schedules (“Fee Changes”) for the Funds. The Board Members noted that the sub-advisory fee schedules for the Sands Interim Sub-Advisory Agreements and the Sands Continuing Sub-Advisory Agreements are identical. The Board Members noted that the Fee Changes would result in lower management and sub-advisory fees paid as of October 25, 2024, resulting in immediate savings for current shareholders of each Fund, other than shareholders of Class A of Transamerica International Focus, which would not experience any immediate savings but would also not experience any cost increases.

The Board Members reviewed the management fee and total expense ratio of each class of the Fund, based on the annual fund operating expenses disclosed in the current prospectus and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fees of Transamerica International Focus would be above the applicable Lipper and Morningstar peer group medians and the management fees of Transamerica International Focus VP would be equal to the applicable Lipper and Morningstar peer group medians. The Board Members further considered that, with the exception of Class A shares of Transamerica International Focus, the total expense ratio of each class of each Fund’s shares would be below the applicable Lipper and Morningstar peer group medians.

The Board Members considered that TAM had negotiated with Sands Capital to have the Funds’ assets aggregated with the assets of the Great Gray Trust Company Transamerica International Growth CIT for purposes of computing breakpoints in the sub-advisory fee schedules under the Sands Sub-Advisory Agreements.

The Board Members considered the portion of the Funds’ management fees to be retained by TAM following payment of the sub-advisory fees by TAM to Sands Capital under the Sands Sub-Advisory Agreements and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Funds, which may result in TAM waiving fees and/or reimbursing expenses for the benefit of shareholders. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the new management and sub-advisory fee schedules were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. The Board Members considered the sub-advisory fee schedules under the Sands Sub-Advisory Agreements, noting that the proposed sub-advisory fee schedules payable by TAM to Sands Capital are lower than the fee schedules in the Prior Sub-Advisory Agreements, and are the product of arm’s-length negotiation between TAM and Sands Capital, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board did not consider Sands Capital’s anticipated profitability to be material to its decision to approve the Sands Sub-Advisory Agreements. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Sands Capital under the Sands Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided. The Board Members also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets as of September 30, 2024, assuming implementation of the Fee Changes, TAM would experience a minimal increase in net management fees it retains with respect to each Fund and that each Fund’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the Funds’ new management fee schedule, and the sub-advisory fees payable under the Sands Sub-Advisory Agreements, reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM, and the sub-advisory fees payable by TAM to Sands Capital, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by Sands Capital from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Sands Capital or the Funds, and that TAM believes that the use of soft dollars by Sands Capital is generally appropriate and in the best interest of the Funds.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the new management and sub-advisory fee schedules and each Sands Sub-Advisory Agreement was in the best interests of each Fund and its respective shareholders and voted to approve the new management and sub-advisory fee schedules and the Sands Sub-Advisory Agreements.

BROKERAGE INFORMATION

The Funds did not pay any commissions to affiliated broker-dealers for the fiscal years ended October 31, 2024 or December 31, 2023, respectively.

ADDITIONAL INFORMATION

TAM, the Funds’ investment manager and administrator, Transamerica Fund Services, Inc., the Funds’ transfer agent, and Transamerica Capital, Inc., the Funds’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of November 25, 2024, the Board Members and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of November 25, 2024, the following persons owned of record 5% or more of the outstanding shares of the class identified of the following Funds:

Name & Address	Fund Name	Class	Shares	Percent of Class
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica International Focus	A	81,058.929	61.18%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Focus	I	99,154.366	66.27%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Focus	I	42,328.693	28.29%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	17,418,589.893	27.45%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	13,602,766.548	21.43%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	9,331,948.113	14.70%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	6,053,907.886	9.54%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	5,706,231.056	8.99%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	I2	4,588,766.983	7.23%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Focus	R6	1,651,548.972	91.03%
Mid Atlantic Trust Company FBO Ta Master Custodial IRA 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica International Focus	R6	139,045.978	7.66%

TCM Division Transamerica Life Insurance Company Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	7,190,426.120	24.67%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	6,665,102.726	22.87%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus VP	Initial	5,912,606.968	20.29%
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	3,772,477.337	12.95%
TCM Division Transamerica Life Insurance Company WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	2,847,992.613	9.77%
TCM Division Transamerica Life Insurance Company Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Initial	1,882,756.002	6.46%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	10,255,766.284	89.84%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Focus VP	Service	843,448.058	7.39%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of November 25, 2024, the following shareholders owned of record 25% or more of the outstanding shares of Transamerica International Focus. No shareholders owned of record 25% or more of the outstanding shares of Transamerica International Focus VP.

Name & Address	Fund Name	Shares	Percent of Fund Owned
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Focus	17,418,589.893	26.57%

Each Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for a Fund, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Funds
Transamerica Series Trust

Dennis P. Gallagher
Secretary and Chief Legal Officer

December 23, 2024

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

SANDS CAPITAL MANAGEMENT, LLC

This Agreement, entered into as of the close of business December 12, 2024, by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”), and Sands Capital Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”).

TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”).

The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the authorized persons of TAM or the Trust (“Designated Representatives”) by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, brokerage agreements, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser obtains TAM’s written approval of any new investment agreements contrary to the current Prospectus and Statement of Additional Information, and other current restrictions and limitations and any material amendments to such investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or a Designated Representative provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser in writing. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets, unless directed or permitted in writing by TAM, and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. Notwithstanding the foregoing, the Adviser (and not the Subadviser) shall be responsible for determining the manner in which any cash in the Fund is held or invested until such time as the Subadviser deploys cash towards a non-cash holding(s) within the Subadviser’s investment program.

(b) In providing the services hereunder, the Subadviser is hereby authorized to supervise and direct the investment and reinvestment of the Allocated Assets, with full and exclusive authority and at its discretion, on the Fund’s behalf and at the Fund’s risk, subject only to the express limitations specified herein. The Subadviser’s authority and discretion hereunder shall include the authority: (1) to purchase, sell, generally deal in or exchange Allocated Assets (including entering into and binding the Fund with respect to foreign exchange transactions); (2) to exercise whatever powers the Fund may possess with respect to any Allocated Assets, including the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer;

(3) on behalf of the Fund, as agent and attorney-in-fact, to (A) open account(s) with and to issue to brokers, dealers, introducing brokers and banks, or any affiliate of any of the foregoing, instructions to purchase, sell or otherwise trade in or deal with, any security or other asset in the Allocated Assets and at risk of, and in the name of, the Fund; and (B) negotiate and execute agreements, indemnities and representations letters for all purposes the Subadviser determines are necessary or desirable in connection with the performance of its obligations hereunder (subject only to the limitation with respect to investment documentation agreements described under Section 2(a)); and (4) generally to perform any other act deemed necessary or desirable by the Subadviser to assist it in carrying out its obligations hereunder. In exercising its authority hereunder, the Subadviser shall have no obligation to consult with or obtain the consent of any person, including TAM, the Trust, or the Board, and the Subadviser shall have no responsibility for evaluating or managing the tax consequences of transactions effected with respect to the Allocated Assets.

(c) TAM represents and warrants to the Subadviser that a list of Designated Representatives will be furnished to the Subadviser. The list of Designated Representatives may be revised from time to time and furnished to the Subadviser. The Subadviser shall be authorized to rely upon the instructions, approvals and notices given by, and the documents signed by, any person the Subadviser reasonably believes is a Designated Representative. The Subadviser shall have no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

(d) The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other funds and accounts that are clients of the Subadviser or its affiliates. The Subadviser is authorized, on behalf of the Fund, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to their clients. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. In connection with its management of the Allocated Assets, the Subadviser, to the extent permitted by applicable law and regulation, may aggregate the securities or other assets to be sold or purchased by the funds and accounts (including the Fund) that are clients of the Subadviser or its affiliates in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in accordance with its allocation policies and procedures, as amended from time to time.

(e) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(f) Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Subadviser shall not be responsible for evaluating actual and potential claims or making any filings in connection with any securities litigation or class action lawsuits, in each case, involving securities or assets held or that were held in the Fund. The Subadviser shall promptly provide to TAM any materials or communications received by the Subadviser relating to any such litigation or lawsuits.

(g) If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(h) As reasonably requested by the Trust, the Subadviser will provide the Trust with information and advice regarding the Allocated Assets to assist the Trust in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Trust’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Trust’s derivatives risk management program.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of the Subadviser or any of its respective directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other funds or accounts managed by the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. The Subadviser and its affiliates may give advice or take action in performing their duties to other clients, or for their own accounts, that differs from advice given to or action taken for the Fund.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and Rule 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c) The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a) TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs, in each case, with respect to the Allocated Assets. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b) The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities upon giving written notice to the Subadviser. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM or the Subadviser, if not an ”assignment” by the Subadviser for purposes of Section 15(a)(4) of the 1940 Act, without the consent of the other party. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss in connection with the performance of the Subadviser’s duties hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Subadviser assumes no responsibility and shall not be liable for any loss arising out of any investment decision or pending transactions with respect to the Allocated Assets that predate the effective date of this Agreement. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees, upon prior notice from TAM, to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser or the manner in which the Subadviser is managing the Allocated Assets contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser agrees to manage the Fund in a manner consistent with the disclosure respecting the Fund, and the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the date of this Agreement is consistent with the manner in which the Subadviser is managing the Fund. In connection with future updates to the Registration Statement, the Subadviser agrees to review the Description upon the request of TAM to ensure that it is consistent with the manner in which the Subadviser is managing the Fund, and that the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise as it relates to the services provided hereunder. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and TAM shall cease using the Subadviser’s name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Jeff Lockhart

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209 U.S.A.

Email:jlockhart@sandscap.com; clientserviceteam@sandscap.com

With a copy to: the General Counsel at legalnotices@sandscap.com

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Confidentiality. TAM and the Subadviser each acknowledge that, during the term of this Agreement, each party shall have access to confidential and proprietary information of the other party, including information regarding investment and trading strategies, investments made and positions held by clients and funds (collectively known as “Confidential Information”). Such Confidential Information of either party may not be used in any way by the other party for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of each party whose access to Confidential Information is reasonably necessary to enable each party to perform its responsibilities as contemplated under this Agreement or as otherwise required by applicable law. Agents and individuals receiving Confidential Information should be made aware that such information is confidential and TAM or the Subadviser, as applicable, will be responsible for any breach by its directors, officers, employees, or its agents. Other than as explicitly authorized herein, TAM shall not use any materials referring to the Subadviser in any manner without the Subadviser’s prior written approval.

The confidentiality provisions of this Section 18 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 18 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a duly constituted regulatory or judicial authority.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

SANDS CAPITAL MANAGEMENT, LLC

By:	/s/ Dana McNamara
Name:	Dana McNamara
Title:	Chief Administrative Officer

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica International Focus**	0.25% of the first $1 billion; 0.23% over $1 billion up to $2 billion; and 0.22% in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net asset of Transamerica International Focus, a series of Transamerica Funds, Transamerica International Focus VP, a series of Transamerica Series Trust, and Transamerica International Growth CIT, a series of Great Grey Trust Collective Investment Trust when sub-advised by the Subadviser.

INVESTMENT SUB-ADVISORY AGREEMENT

SANDS CAPITAL MANAGEMENT, LLC

This Agreement, entered into as of the close of business December 12, 2024 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”), and Sands Capital Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”).

TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”).

The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the authorized persons of TAM or the Trust (“Designated Representatives”) by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, brokerage agreements, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser obtains TAM’s written approval of any new investment agreements contrary to the current Prospectus and Statement of Additional Information, and other current restrictions and limitations and any material amendments to such investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or a Designated Representative provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser in writing. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets, unless directed or permitted in writing by TAM, and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. Notwithstanding the foregoing, the Adviser (and not the Subadviser) shall be responsible for determining the manner in which any cash in the Fund is held or invested until such time as the Subadviser deploys cash towards a non-cash holding(s) within the Subadviser’s investment program.

(b) In providing the services hereunder, the Subadviser is hereby authorized to supervise and direct the investment and reinvestment of the Allocated Assets, with full and exclusive authority and at its discretion, on the Fund’s behalf and at the Fund’s risk, subject only to the express limitations specified herein. The Subadviser’s authority and discretion hereunder shall include the authority: (1) to purchase, sell, generally deal in or exchange Allocated Assets (including entering into and binding the Fund with respect to foreign exchange transactions); (2) to exercise whatever powers the Fund may possess with respect to any Allocated Assets, including the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer; (3) on behalf of the Fund, as agent and attorney-in-fact, to (A) open account(s) with and to issue to brokers, dealers, introducing brokers and banks, or any affiliate of any of the foregoing, instructions to purchase, sell or otherwise trade in or deal with, any security or other asset in the Allocated Assets and at risk of, and in the name of, the Fund; and (B) negotiate and execute agreements, indemnities and representations letters for all purposes the Subadviser determines are necessary or desirable in connection with the performance of its obligations hereunder (subject only to the limitation with respect to investment documentation agreements described under Section 2(a)); and (4) generally to perform any other act deemed necessary or desirable by the Subadviser to assist it in carrying out its obligations hereunder. In exercising its authority hereunder, the Subadviser shall have no obligation to consult with or obtain the consent of any person, including TAM, the Trust, or the Board, and the Subadviser shall have no responsibility for evaluating or managing the tax consequences of transactions effected with respect to the Allocated Assets.

(c) TAM represents and warrants to the Subadviser that a list of Designated Representatives will be furnished to the Subadviser. The list of Designated Representatives may be revised from time to time and furnished to the Subadviser. The Subadviser shall be authorized to rely upon the instructions, approvals and notices given by, and the documents signed by, any person the Subadviser reasonably believes is a Designated Representative. The Subadviser shall have no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

(d) The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other funds and accounts that are clients of the Subadviser or its affiliates. The Subadviser is authorized, on behalf of the Fund, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to their clients. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. In connection with its management of the Allocated Assets, the Subadviser, to the extent permitted by applicable law and regulation, may aggregate the securities or other assets to be sold or purchased by the funds and accounts (including the Fund) that are clients of the Subadviser or its affiliates in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in accordance with its allocation policies and procedures, as amended from time to time.

(e) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(f) Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. The Subadviser shall not be responsible for evaluating actual and potential claims or making any filings in connection with any securities litigation or class action lawsuits, in each case, involving securities or assets held or that were held in the Fund. The Subadviser shall promptly provide to TAM any materials or communications received by the Subadviser relating to any such litigation or lawsuits.

(g) If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(h) As reasonably requested by the Trust, the Subadviser will provide the Trust with information and advice regarding the Allocated Assets to assist the Trust in (i) determining the appropriate liquidity classifications of such assets and whether liquidity information provided by the Trust’s liquidity classification agents is reasonable; and (ii) risk identification, risk assessment, and monitoring of risk guidelines with respect to the Trust’s derivatives risk management program.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of the Subadviser or any of its respective directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other funds or accounts managed by the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. The Subadviser and its affiliates may give advice or take action in performing their duties to other clients, or for their own accounts, that differs from advice given to or action taken for the Fund.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a) The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and Rule 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b) TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c) The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a) TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs, in each case, with respect to the Allocated Assets. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b) The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities upon giving written notice to the Subadviser. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM or the Subadviser, if not an ”assignment” by the Subadviser for purposes of Section 15(a)(4) of the 1940 Act, without the consent of the other party. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss in connection with the performance of the Subadviser’s duties hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of the Subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Subadviser assumes no responsibility and shall not be liable for any loss arising out of any investment decision or pending transactions with respect to the Allocated Assets that predate the effective date of this Agreement. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees, upon prior notice from TAM, to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser or the manner in which the Subadviser is managing the Allocated Assets contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser agrees to manage the Fund in a manner consistent with the disclosure respecting the Fund, and the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the date of this Agreement is consistent with the manner in which the Subadviser is managing the Fund. In connection with future updates to the Registration Statement, the Subadviser agrees to review the Description upon the request of TAM to ensure that it is consistent with the manner in which the Subadviser is managing the Fund, and that the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Allocated Assets by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise as it relates to the services provided hereunder. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and TAM shall cease using the Subadviser’s name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provided evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No: 866-297-9928

Phone No: 720-482-8836

Email: TA TAM TAMLegalManager@transamerica.com

All notices to the Subadviser will be sent to the attention of:

Attn: Jeff Lockhart

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209 U.S.A.

Email:jlockhart@sandscap.com; clientserviceteam@sandscap.com

With a copy to: the General Counsel at legalnotices@sandscap.com

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Confidentiality. TAM and the Subadviser each acknowledge that, during the term of this Agreement, each party shall have access to confidential and proprietary information of the other party, including information regarding investment and trading strategies, investments made and positions held by clients and funds (collectively known as “Confidential Information”). Such Confidential

Information of either party may not be used in any way by the other party for its own private, commercial, or marketing purposes or, directly or indirectly, disclosed to or discussed with any other person or entity, except those directors, officers, employees or agents of each party whose access to Confidential Information is reasonably necessary to enable each party to perform its responsibilities as contemplated under this Agreement or as otherwise required by applicable law. Agents and individuals receiving Confidential Information should be made aware that such information is confidential and TAM or the Subadviser, as applicable, will be responsible for any breach by its directors, officers, employees, or its agents. Other than as explicitly authorized herein, TAM shall not use any materials referring to the Subadviser in any manner without the Subadviser’s prior written approval.

The confidentiality provisions of this Section 18 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 18 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a duly constituted regulatory or judicial authority.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

SANDS CAPITAL MANAGEMENT, LLC

By:	/s/ Dana McNamara
Name:	Dana McNamara
Title:	Chief Administrative Officer

Schedule A

Fund	Investment Sub-advisory Fee*
Transamerica International Focus VP**	0.25% of the first $1 billion; 0.23% over $1 billion up to $2 billion; and 0.22% in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**

The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net asset of Transamerica International Focus, a series of Transamerica Funds, Transamerica International Focus VP, a series of Transamerica Series Trust, and Transamerica International Growth CIT, a series of Great Grey Trust Collective Investment Trust when sub-advised by the Subadviser.